SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                              -----------------



                                   FORM 8-K/A

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) : August 3, 2001

                            UNICAPITAL CORPORATION
            (Exact name of registrant as specified in its charter)

            DELAWARE                 001--13973              65--0788314
  (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)            File Number)        Identification No.)


AVENTURA CORPORATE CENTER
20801 BISCAYNE BOULEVARD, SUITE 403,
AVENTURA, FLORIDA                                             33180
(Address of principal executive offices)                    (Zip code)

      Registrant's telephone number, including area code: (305) 899-5000



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      This amended current report on Form 8-K is being filed to amend and supplement the exhibits that were filed on the Form 8-K filed on August 10, 2001.

Item 5. Other Events.

      As previously reported, UniCapital Corporation, a Delaware corporation (the "Company"), together with certain of its subsidiaries, filed voluntary Petitions for Relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), Case Nos. 00-42719 through 00-42838, on December 11, 2000. The Company retains control of its assets and is authorized to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court.

      As a result of the Chapter 11 proceeding, the Company is required to file with the Bankruptcy Court schedules of monthly cash receipts and disbursements (the "Monthly Operating Statements"). On August 3, 2001, the Company filed two separate Monthly Operating Statements with the Bankruptcy Court covering the periods May 1, 2001 to May 31, 2001, and June 1, 2001 to June 30, 2001. Exhibits
99.1 and 99.2 to this amended Current Report on Form 8-K contain the text of the Monthly Operating Statements as filed with the Bankruptcy Court.

      The financial data included in the Monthly Operating Statements are not audited. The Monthly Operating Statements are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statements are complete. The Monthly Operating Statements also contain information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act") This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Statement should not be viewed as indicative of future results.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits.

              99.1 Schedule of Cash Receipts and Disbursements for the Period of May 1, 2001 to May 31, 2001.

              99.2 Schedule of Cash Receipts and Disbursements for the Period of June 1, 2001 to June 30, 2001.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNICAPITAL CORPORATION



Date: September 5, 2001                   By: /s/ E. Talbot Briddell
                                          -----------------------------
                                          E. Talbot Briddell
                                          Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.   Document Description

              99.1 Schedule of Cash Receipts and Disbursements for the Period of May 1, 2001 to May 31, 2001.

              99.2 Schedule of Cash Receipts and Disbursements for the Period of June 1, 2001 to June 30, 2001.



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